Exhibit 10.8(c)
“1st Lien Amendment”

AMENDMENT NO. 3 dated as of November 11, 2008 (this “Amendment”) to the Credit, Security, Guaranty and Pledge Agreement, dated as of January 12, 2006, as amended and restated as of April 13, 2007, among RHI Entertainment, LLC (the “Borrower”), Parent and the Guarantors referred to therein, the Lenders referred to therein and JPMorgan Chase Bank, N.A., as Issuing Bank and as Administrative Agent for the Lenders (the “Administrative Agent”) (as the same has been amended, supplemented or otherwise modified from time to time prior to this Amendment, the “Credit Agreement”).
INTRODUCTORY STATEMENT
     WHEREAS, the Lenders have made available to the Borrower certain credit facilities pursuant to the terms of the Credit Agreement.
     WHEREAS, the Borrower, Parent, the Guarantors, the Required Lenders and the Administrative Agent have agreed to amend the Credit Agreement, on the terms and subject to the conditions hereinafter set forth.
     NOW THEREFORE, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement (for the avoidance of doubt, as amended by this Amendment).
SECTION 2. Amendments to the Credit Agreement Upon Amendment Effective Date. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof:
     (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the final sentence appearing in clause “C.” of the definition of “Eligible Receivables” and inserting in lieu thereof the following language:
“For the purposes hereof, “Spot Rate” shall mean the exchange rate of the applicable foreign currency quoted in Dollars as of the end of the Business Day (either New York closing price or late New York trading price) immediately preceding the relevant date of determination (1) as published by The Wall Street Journal in print or online or (2) if, as of the relevant date of determination, The Wall Street Journal does not publish such rate, by reference to a print or online publication of exchange rates reasonably satisfactory to the Administrative Agent and the Borrower, and in any such case determined without reference to any forward rate.”

     (b) Section 2.16(a) of the Credit Agreement is hereby amended by: (i) deleting the word “and” appearing after clause “(A)” of the first proviso appearing in Section 2.16(a) and (ii) inserting the following language immediately prior to period appearing at the end of Section 2.16(a):
”, and (C) the Borrower shall not request that any Letter of Credit be issued if, after giving effect thereto, the then current L/C Exposure would exceed $10,000,000”
SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (the date on which such conditions have been satisfied referred to herein as the “Amendment Effective Date”):
     (a) the receipt by the Administrative Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, the Parent, the Guarantors (and any entity required to join the Credit Agreement as a Guarantor pursuant to Section 5.21 of the Credit Agreement), the Required Lenders and the Administrative Agent;
     (b) after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing; and
     (c) the representations and warranties contained in Section 4 hereof being true and correct.
SECTION 4. Representations and Warranties. Each Credit Party represents and warrants that before and after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date).
SECTION 5. Further Assurances. At any time and from time to time, upon the Administrative Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.
SECTION 6. Fundamental Documents. This Amendment shall constitute a Fundamental Document.
SECTION 7. Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or a modification of any provision of the Credit Agreement or a waiver of any Event of Default under the Credit Agreement. The Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and affirmed. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

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SECTION 8. References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.
SECTION 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic photocopy (i.e., “.pdf”) shall be effective as delivery of a manually executed counterpart hereof.
SECTION 11. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.
SECTION 12. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

BORROWER: RHI ENTERTAINMENT, LLC
By	/s/ Henry S. Hoberman
	Name:	Henry S. Hoberman
	Title:	EVP, General Counsel & Secretary

PARENT: RHI ENTERTAINMENT HOLDINGS II, LLC
By	/s/ Henry S. Hoberman
	Name:	Henry S. Hoberman
	Title:	EVP, General Counsel & Secretary

GUARANTORS: RHI ENTERTAINMENT DISTRIBUTION, LLC
By	/s/ Henry S. Hoberman
	Name:	Henry S. Hoberman
	Title:	EVP, General Counsel & Secretary

RHI ENTERTAINMENT PRODUCTIONS, LLC
By	/s/ Henry S. Hoberman
	Name:	Henry S. Hoberman
	Title:	EVP, General Counsel & Secretary

[Signature Page to Amendment No. 3 to the Amended and Restated Credit Agreement]

RHI INTERNATIONAL DISTRIBUTION, INC.
By	/s/ Marty DeGrazia
	Name:	Marty DeGrazia
	Title:	VP & Secretary

LIBRARY STORAGE, INC.
By	/s/ Vincent Montagano
	Name:	Vincent Montagano
	Title:	President

[Signature Page to Amendment No. 3 to the Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Issuing Bank
By	/s/ Alexandra Bratman
	Name:	Alexandra Bratman
	Title:	Vice President

[Signature Page to Amendment No. 3 to the Amended and Restated Credit Agreement]

LENDER: Bank of America, N.A.
By	/s/ Daniel Timmons
	Name:	Daniel Timmons
	Title:	Senior Vice President

LENDER: THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Tyler J. McCarthy
	Name:	Tyler J. McCarthy
	Title:	Director

LENDER: UNION BANK OF CALIFORNIA, N.A.
By:	/s/ Lawrence Endo
	Name:	Lawrence Endo
	Title:	Assistant Vice President

LENDER: ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC
By:	/s/ G.A. Faulkner
	Name:	G.A. Faulkner
	Title:	Head of Structured Finance

By:	/s/ Jonathan Marchant
	Name:	Jonathan Marchant
	Title:	Senior Manager

LENDER: BNP PARIBAS
By:	/s/ Gregg Bonardi
	Name:	Gregg Bonardi
	Title:	Director

By:	/s/ Ola Anderssen
	Name:	Ola Anderssen
	Title:	Director

LENDER: BAYERISCHE HYPO- UND VEREINSBANK AG
By:	/s/ Bastian Kolbe
	Name:	Bastian Kolbe
	Title:	Schwab SVP

LENDER: ISRAEL DISCOUNT BANK OF NEW YORK
By:	/s/ David A. Acosta
	Name:	David A. Acosta
	Title:	Senior Vice President

By:	/s/ Michael Paul
	Name:	Michael Paul
	Title:	Vice President

LENDER: CALIFORNIA BANK & TRUST
By:	/s/ Connie McCoy
	Name:	Connie McCoy
	Title:	Vice President

LENDER: BANK LEUMI USA
By:	/s/ Jacques Delvoye
	Name:	Jacques Delvoye
	Title:	FVP

LENDER: [THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND]
By:	/s/ G.A. Marchant
	Name:	G.A. Marchant
	Title:	Director

By:	/s/ T.J. Herring
	Name:	T.J. Herring
	Title:	Manager

LENDER: MANUFACTURERS BANK
By:	/s/ Maureen Kelly
	Name:	Maureen Kelly
	Title:	Vice President

LENDER: CIT LENDING SERVICES CORPORATION
By:	/s/ Sherrese Clarke
	Name:	Sherrese Clarke
	Title:	Vice President

[Signature Page to Amendment No. 3 to the Amended and Restated Credit Agreement]